UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2015

Date of reporting period:	January 1, 2015 – June 30, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

6|30|15

Semiannual report

Putnam VT George Putnam Balanced Fund

Putnam INVESTMENTS

Message from the Trustees

Dear Shareholder:

Looking back on the first half of 2015, we can highlight some transitions in the financial markets. The U.S. economy has rallied from a brief dip during the first quarter, and bond yields have risen on a sustained basis in recent months. Firmer data on employment growth, wage gains, and consumer prices underscore this progress.

The Federal Reserve is monitoring these and other indicators as it considers raising interest rates, an action it has not taken since 2006. Higher interest rates can pose a risk to fixed-income investments, while also having a less direct impact on stocks by adding to business financing costs, among other effects.

Through mid-2015, U.S. stock market averages have continued near record-high levels. Although gains have been modest this year, the U.S. market has been more placid than China’s market, in which a dizzying advance gave way to a sharp pullback in June, and European markets that were caught up in Greece’s debt crisis. Global market conditions, we believe, call for a well-crafted and flexible strategy.

With the possibility that markets could move in different directions from here, it might be a prudent time to consult your financial advisor and determine whether any adjustments or additions to your portfolio are warranted.

In the following pages, your portfolio managers provide a perspective for your consideration. Putnam’s disciplined fundamental research promotes a culture of thinking proactively about risks. We share with Putnam’s managers a deep conviction that an active, research-driven approach can play a valuable role in your portfolio.

As always, thank you for investing with Putnam. We would also like to extend our thanks to Charles Curtis, who has retired from the Board of Trustees, for his many years of dedicated service.

Performance summary (as of 6/30/15)

Investment objective

Balanced investment composed of a well-diversified portfolio of stocks and bonds that produce both capital growth and current income

Net asset value June 30, 2015

Class IA: $10.07	Class IB: $10.04

Total return at net asset value

					George
			S&P 500		Putnam
			Index	Barclays U.S.	Blended Index
(as of	Class IA	Class IB	(primary	Aggregate	(secondary
6/30/15)	shares*	shares*	benchmark)	Bond Index	benchmark)

6 months	1.46%	1.29%	1.23%	–0.10%	0.81%

1 year	5.75	5.48	7.42	1.86	5.39

5 years	76.19	74.26	122.47	17.90	75.49
Annualized	11.99	11.75	17.34	3.35	11.91

10 years	50.51	46.64	113.77	54.38	98.73
Annualized	4.17	3.90	7.89	4.44	7.11

Life	102.86	95.12	155.26	142.26	174.70
Annualized	4.21	3.97	5.61	5.29	6.06

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: April 30, 1998.

The George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is based on the S&P 500 Index and 40% of which is based on the Barclays U.S. Aggregate Bond Index. The Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities. The S&P 500 Index is an unmanaged index of common stock performance.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Putnam VT George Putnam Balanced Fund 1

Report from your fund’s managers

Putnam VT George Putnam Balanced Fund outperformed its primary benchmark, the S&P 500 Index, during the six-month reporting period ended June 30, 2015. What led to this result?

Fund performance benefited from our active research insights across a number of sectors. Bright spots included stock selection in the areas of biotech, financials, and consumer-related stocks. Areas in which fund holdings did not perform up to our expectations included technology and energy stocks.

Earnings growth was strong in the first calendar quarter — at approximately 11% annualized across sectors excluding energy — and we believe the market generally underappreciated this fact through much of the second quarter. In addition, corporate mergers-and-acquisitions [M&A] activity gave a boost to the fund’s relative results.

What helped drive the pickup in M&A during the period?

Companies generally found themselves being rewarded with higher stock prices as a result of M&A deals, and the potential for such gains may have encouraged more companies to forge new deals. Historically, we should point out, it is more common to see the stocks of acquiring companies decline in the wake of major acquisition announcements. But these days, the opposite has been happening with some regularity, and this development encouraged more bids during the period.

How did you regard the underlying fundamentals of the investment-grade bond market during the period?

Corporate fundamentals remained solid, in our view. While we think investment-grade corporate balance sheets and profit growth may have peaked, there does not seem to be a major deterioration in credit. We observed that leverage rose within the investment-grade corporate debt market as a whole, but it mostly increased at higher-quality companies and in specific sectors.

Toward the end of the period, the supply of investment-grade debt was lighter than in previous months, as some deals may have been delayed in the face of Greek volatility. Spreads — or the difference in yield between Treasuries and investment-grade bonds with similar maturity dates — widened by 12 basis points [bps; or 12 one-hundredths of a percentage point] during June, to end at 145 bps. We believe that spreads can compress over the remainder of 2015 given, in our view, the solid underlying credit fundamentals, but global economic concerns, falling oil prices, geopolitical headlines, and/or volatile and rising U.S. Treasury rates may drive spreads wider in the near term.

What is your outlook for the U.S. stock market and the investment-grade corporate debt market?

We think the U.S. recovery will continue in the months ahead, and we believe the slow, extended economic upturn is positive for corporate earnings health, as we believe is the current robust M&A activity. We do see some risks emerging in the area of wage inflation and the potential for commodity inflation starting roughly in the fourth quarter of 2015 — in our view, two underap-preciated potential developments that we think could begin to exert downward pressure on corporate margins.

In terms of valuation, we think U.S. stocks — at a price-to-earnings ratio of approximately 17x as of period-end — are a little richly valued. In this context, we have been content to practice our fundamentally focused active management approach. We also believe that the growing differentiation among companies and countries means that a greater dispersion of winners and losers may emerge in the months ahead, particularly as the global interest-rate picture shifts higher.

With respect to bonds, we are optimistic about the prospects for the high-quality, investment-grade debt markets. In addition, unlike other areas of the fixed-income markets, such as high-yield and emerging-market debt, investment-grade bonds have generally not been as susceptible to the risks posed by weak oil prices year-to-date. For this reason, we think they should continue to weather any reappearance of weakness in the commodity price cycle.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Stock and bond prices may fall or fail to rise over extended periods of time for several reasons, including general financial market conditions, factors related to a specific issuer or industry and, with respect to bond prices, changing market perceptions of the risk of default and changes in government intervention. These factors may also lead to increased volatility and reduced liquidity in the bond markets. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

2 Putnam VT George Putnam Balanced Fund

Your fund’s managers

Portfolio Manager Aaron M. Cooper, CFA, is also Director of Global Equity Research at Putnam. Aaron joined Putnam in 2011 and has been in the industry since 1999.

Portfolio Manager Kevin F. Murphy joined Putnam in 1999 and has been in the investment industry since 1988.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

Putnam VT George Putnam Balanced Fund 3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expense per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2015, to June 30, 2015. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expense per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios

	Class IA	Class IB

Total annual operating expenses for the fiscal year
ended 12/31/14‡	0.70%	0.95%

Annualized expense ratio for the six-month period
ended 6/30/15	0.71%	0.96%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

‡Restated to reflect current fees.

Expense per $1,000

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/15		for the 6 months ended 6/30/15

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*†	$3.55	$4.79	$3.56	$4.81

Ending value
(after expenses)	$1,014.60	$1,012.90	$1,021.27	$1,020.03

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended June 30, 2015. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

4 Putnam VT George Putnam Balanced Fund

The fund’s portfolio 6/30/15 (Unaudited)

COMMON STOCKS (63.4%)*	Shares	Value

Basic materials (3.0%)
Agnico-Eagle Mines, Ltd. (Canada)	602	$17,079

Air Products & Chemicals, Inc.	1,127	154,207

Alcoa, Inc.	3,544	39,516

Allegheny Technologies, Inc.	1,673	50,525

Axalta Coating Systems, Ltd. †	5,170	171,024

Axiall Corp.	1,013	36,519

Cemex SAB de CV ADR (Mexico) †	2,000	18,320

CF Industries Holdings, Inc.	3,440	221,123

Dow Chemical Co. (The)	8,143	416,677

E.I. du Pont de Nemours & Co.	5,910	377,945

Fortune Brands Home & Security, Inc.	9,037	414,075

Freeport-McMoRan, Inc. (Indonesia)	2,648	49,306

Hi-Crush Partners LP (Units)	1,710	52,480

Huntsman Corp.	5,407	119,332

Martin Marietta Materials, Inc.	299	42,311

Monsanto Co.	3,424	364,964

Newmont Mining Corp.	2,879	67,253

Nucor Corp.	1,905	83,953

Packaging Corp. of America	2,065	129,042

PPG Industries, Inc.	620	71,126

Praxair, Inc.	976	116,681

Sealed Air Corp.	4,407	226,432

Sherwin-Williams Co. (The)	1,980	544,540

Smurfit Kappa Group PLC (Ireland)	2,785	76,193

Symrise AG (Germany)	6,481	402,235

Tronox, Ltd. Class A	908	13,284

		4,276,142
Capital goods (2.2%)
Airbus Group SE (France)	1,172	76,044

Allegion PLC (Ireland)	1,187	71,386

Bombardier, Inc. Class B (Canada)	169,387	305,141

Embraer SA ADR (Brazil)	113	3,423

Gaztransport Et Technigaz SA (France)	2,842	179,775

General Dynamics Corp.	829	117,461

HD Supply Holdings, Inc. †	4,952	174,211

Manitowoc Co., Inc. (The)	6,536	128,106

Mobileye NV (Israel) †	590	31,370

Northrop Grumman Corp.	7,488	1,187,821

Raytheon Co.	4,057	388,174

United Technologies Corp.	5,273	584,934

		3,247,846
Communication services (3.0%)
American Tower Corp. R	7,946	741,282

AT&T, Inc.	11,570	410,966

Comcast Corp. Class A	10,476	630,027

DISH Network Corp. Class A †	5,587	378,296

Equinix, Inc. R	588	149,352

Level 3 Communications, Inc. †	8,885	467,973

Liberty Global PLC Ser. C (United Kingdom) †	7,847	397,294

Time Warner Cable, Inc.	3,794	675,977

Verizon Communications, Inc.	9,362	436,363

		4,287,530
Communications equipment (0.2%)
Cisco Systems, Inc.	9,268	254,499

		254,499

COMMON STOCKS (63.4%)* cont.	Shares	Value

Computers (2.8%)
Anixter International, Inc. †	832	$54,205

Apple, Inc.	29,967	3,758,607

Castlight Health, Inc. Class B †	27,155	221,042

Sophos Group PLC 144A (United Kingdom) †	17,182	63,173

		4,097,027
Conglomerates (1.0%)
Danaher Corp.	6,784	580,643

Siemens AG (Germany)	712	71,717

Tyco International PLC	18,905	727,464

		1,379,824
Consumer cyclicals (8.0%)
Advance Auto Parts, Inc.	1,159	184,617

Amazon.com, Inc. †	2,788	1,210,243

Bed Bath & Beyond, Inc. †	3,409	235,153

Brunswick Corp.	2,255	114,689

CaesarStone Sdot-Yam, Ltd. (Israel)	2,868	196,573

CBS Corp. Class B (non-voting shares)	2,096	116,328

Ctrip.com International, Ltd. ADR (China) †	5,526	401,298

Dollar General Corp.	3,710	288,415

Five Below, Inc. †	8,436	333,475

Gap, Inc. (The)	5,635	215,088

GNC Holdings, Inc. Class A	972	43,235

Hanesbrands, Inc.	7,392	246,301

Hilton Worldwide Holdings, Inc. †	9,407	259,163

Home Depot, Inc. (The)	6,265	696,229

Johnson Controls, Inc.	6,840	338,785

Kimberly-Clark Corp.	2,600	275,522

Lions Gate Entertainment Corp.	5,029	186,324

Live Nation Entertainment, Inc. †	7,716	212,113

Macy’s, Inc.	3,402	229,533

MasterCard, Inc. Class A	5,610	524,423

Michaels Cos., Inc. (The) †	3,964	106,671

NIKE, Inc. Class B	4,885	527,678

Office Depot, Inc. †	3,833	33,194

Penn National Gaming, Inc. †	6,275	115,146

Priceline Group, Inc. (The) †	479	551,506

PulteGroup, Inc.	5,343	107,661

RE/MAX Holdings, Inc. Class A	7,268	258,087

Rollins, Inc.	6,954	198,398

Tiffany & Co.	2,706	248,411

Time Warner, Inc.	7,443	650,593

TiVo, Inc. †	4,052	41,087

TJX Cos., Inc. (The)	6,481	428,848

Tumi Holdings, Inc. †	5,508	113,024

Vail Resorts, Inc.	1,701	185,749

Vulcan Materials Co.	669	56,149

Wal-Mart Stores, Inc.	3,443	244,212

Walt Disney Co. (The)	7,111	811,650

Whirlpool Corp.	807	139,651

Wyndham Worldwide Corp.	2,402	196,748

Wynn Resorts, Ltd.	1,989	196,255

		11,518,225
Consumer staples (5.7%)
Avon Products, Inc.	29,736	186,147

Bright Horizons Family Solutions, Inc. †	3,066	177,215

Chipotle Mexican Grill, Inc. †	175	105,873

Coca-Cola Co. (The)	12,941	507,675

Putnam VT George Putnam Balanced Fund 5

COMMON STOCKS (63.4%)* cont.	Shares	Value

Consumer staples cont.
Costco Wholesale Corp.	3,001	$405,315

Coty, Inc. Class A †	15,319	489,748

CVS Health Corp.	7,329	768,666

Delivery Hero Holding GmbH (acquired 6/12/15,
cost $46,212) (Private) (Germany) † ∆∆ F	6	41,201

Edgewell Personal Care Co. ##	3,517	427,659

Estee Lauder Cos., Inc. (The) Class A	1,528	132,416

Groupon, Inc. †	9,007	45,305

GrubHub, Inc. †	3,280	111,750

Hershey Co. (The)	1,138	101,089

JM Smucker Co. (The)	1,765	191,344

Keurig Green Mountain, Inc.	2,133	163,452

Kraft Foods Group, Inc.	4,117	350,521

Mead Johnson Nutrition Co.	1,737	156,712

Mondelez International, Inc. Class A	10,246	421,520

Philip Morris International, Inc.	14,573	1,168,313

Pinnacle Foods, Inc.	3,057	139,216

Procter & Gamble Co. (The)	9,735	761,666

Restaurant Brands International LP
(Units) (Canada)	20	725

Restaurant Brands International, Inc. (Canada)	4,604	175,919

Sally Beauty Holdings, Inc. †	5,264	166,237

Starbucks Corp.	3,751	201,110

Tupperware Brands Corp.	1,987	128,241

Ulta Salon, Cosmetics & Fragrance, Inc. †	237	36,605

Walgreens Boots Alliance, Inc.	5,957	503,009

Yum! Brands, Inc.	2,944	265,196

		8,329,845
Electronics (4.3%)
Agilent Technologies, Inc.	7,778	300,075

Analog Devices, Inc.	6,945	445,765

Avago Technologies, Ltd.	3,953	525,472

Cavium, Inc. †	2,394	164,731

Honeywell International, Inc.	6,432	655,871

Intel Corp.	16,621	505,528

L-3 Communications Holdings, Inc.	11,242	1,274,614

Micron Technology, Inc. †	21,505	405,154

NXP Semiconductor NV †	3,355	329,461

ON Semiconductor Corp. †	22,356	261,342

QUALCOMM, Inc.	5,938	371,897

SanDisk Corp.	2,059	119,875

Skyworks Solutions, Inc.	3,788	394,331

TE Connectivity, Ltd.	4,251	273,339

Texas Instruments, Inc.	4,469	230,198

		6,257,653
Energy (4.7%)
Anadarko Petroleum Corp.	10,850	846,951

Baker Hughes, Inc.	4,003	246,985

BG Group PLC (United Kingdom)	20,593	342,820

Cabot Oil & Gas Corp.	3,026	95,440

Cameron International Corp. †	1,519	79,550

Canadian Solar, Inc. (Canada) †	1,487	42,528

Concho Resources, Inc. †	234	26,643

CONSOL Energy, Inc.	1,472	32,001

Devon Energy Corp.	2,757	164,014

Diamondback Energy, Inc. †	369	27,815

EOG Resources, Inc.	3,076	269,304

Exxon Mobil Corp.	17,915	1,490,528

COMMON STOCKS (63.4%)* cont.	Shares	Value

Energy cont.
Genel Energy PLC (United Kingdom) †	21,918	$174,604

Gulfport Energy Corp. †	538	21,655

Halliburton Co.	2,405	103,583

Marathon Oil Corp.	16,824	446,509

MarkWest Energy Partners LP	5,212	293,853

Pioneer Natural Resources Co.	1,187	164,625

Plains All American Pipeline LP	1,575	68,623

Range Resources Corp.	1,291	63,750

Schlumberger, Ltd.	5,963	513,951

Suncor Energy, Inc. (Canada)	22,850	628,832

Total SA ADR (France)	14,028	689,757

		6,834,321
Financials (10.5%)
AllianceBernstein Holding LP (Partnership shares)	8,041	237,451

Altisource Residential Corp. R	2,377	40,052

American Express Co.	2,462	191,347

American International Group, Inc.	12,472	771,019

Ameriprise Financial, Inc.	2,556	319,321

Assured Guaranty, Ltd.	13,834	331,878

AvalonBay Communities, Inc. R	1,252	200,157

Bank of America Corp.	38,160	649,483

Bank of New York Mellon Corp. (The)	12,852	539,398

Berkshire Hathaway, Inc. Class B †	1,420	193,276

Boston Properties, Inc. R	1,539	186,281

Capital One Financial Corp.	5,431	477,765

Carlyle Group LP (The)	10,381	292,225

Charles Schwab Corp. (The)	22,875	746,869

Citigroup, Inc.	21,017	1,160,975

CME Group, Inc.	3,237	301,235

Equity Lifestyle Properties, Inc. R	1,872	98,430

Essex Property Trust, Inc. R	621	131,963

Federal Realty Investment Trust R	707	90,560

Gaming and Leisure Properties, Inc. R	5,297	194,188

General Growth Properties R	6,214	159,451

Genworth Financial, Inc. Class A †	40,418	305,964

Goldman Sachs Group, Inc. (The)	3,111	649,546

Hartford Financial Services Group, Inc. (The)	11,009	457,644

Invesco, Ltd.	3,356	125,816

JPMorgan Chase & Co.	25,427	1,722,934

KKR & Co. LP	17,790	406,502

Marcus & Millichap, Inc. †	1,383	63,812

MetLife, Inc.	1,882	105,373

Morgan Stanley	3,270	126,843

Oportun Financial Corp. (acquired 6/23/15,
cost $42,371) (Private) † ∆∆ F	14,867	38,134

Pebblebrook Hotel Trust R	1,051	45,067

Plum Creek Timber Co., Inc. R	1,317	53,431

Prologis, Inc. R	1,838	68,190

Prudential PLC (United Kingdom)	17,808	428,806

Public Storage R	613	113,019

Regions Financial Corp.	21,679	224,594

Seritage Growth Properties (Rights) †	956	3,078

Simon Property Group, Inc. R	1,232	213,161

Urban Edge Properties R	602	12,516

Visa, Inc. Class A	13,377	898,266

Vornado Realty Trust R	908	86,196

Wells Fargo & Co.	30,361	1,707,503

		15,169,719

6 Putnam VT George Putnam Balanced Fund

COMMON STOCKS (63.4%)* cont.	Shares	Value

Health care (9.8%)
AbbVie, Inc.	10,893	$731,901

Aetna, Inc.	1,138	145,049

Align Technology, Inc. †	1,038	65,093

Allergan PLC †	4,055	1,230,530

AMAG Pharmaceuticals, Inc. †	1,790	123,617

Anthem, Inc.	2,301	377,686

Becton Dickinson and Co.	2,180	308,797

Biogen, Inc. †	1,761	711,338

Boston Scientific Corp. †	20,695	366,302

Bristol-Myers Squibb Co.	13,722	913,062

C.R. Bard, Inc.	2,175	371,273

Cardinal Health, Inc.	3,790	317,034

Celgene Corp. †	7,229	836,648

Cigna Corp.	2,504	405,648

Cooper Cos., Inc. (The)	850	151,275

Diplomat Pharmacy, Inc. †	2,420	108,295

Eli Lilly & Co.	6,228	519,976

Express Scripts Holding Co. †	2,308	205,274

Gilead Sciences, Inc.	12,289	1,438,796

HCA Holdings, Inc. †	2,292	207,930

HTG Molecular Diagnostics, Inc. †	901	10,046

Jazz Pharmaceuticals PLC †	709	124,834

Johnson & Johnson	4,615	449,778

McKesson Corp.	1,713	385,100

Medtronic PLC	6,099	451,936

Merck & Co., Inc.	9,275	528,026

Mylan NV †	6,401	434,372

Perrigo Co. PLC	3,003	555,044

Pfizer, Inc.	15,867	532,021

Premier, Inc. Class A †	2,924	112,457

Press Ganey Holdings, Inc. †	3,088	88,533

Service Corporation International	2,207	64,952

Stryker Corp.	3,177	303,626

Teladoc, Inc. †	181	3,439

TESARO, Inc. †	3,264	191,891

Universal Health Services, Inc. Class B	1,492	212,013

Ventas, Inc. R	2,927	181,737

		14,165,329
Semiconductor (0.2%)
Lam Research Corp.	4,249	345,656

		345,656
Software (2.1%)
Activision Blizzard, Inc.	7,089	171,625

Autodesk, Inc. †	5,829	291,887

Microsoft Corp.	35,762	1,578,892

Oracle Corp.	19,022	766,587

Tencent Holdings, Ltd. (China)	14,636	292,095

		3,101,086
Technology services (3.0%)
Alibaba Group Holding, Ltd. ADR (China) †	3,826	314,765

Computer Sciences Corp.	713	46,801

Facebook, Inc. Class A †	14,725	1,262,890

Fidelity National Information Services, Inc.	2,604	160,927

Google, Inc. Class A †	14	7,561

Google, Inc. Class C †	3,394	1,766,611

Pandora Media, Inc. †	2,843	44,180

Salesforce.com, Inc. †	6,245	434,839

Yahoo!, Inc. †	8,395	329,840

		4,368,414

COMMON STOCKS (63.4%)* cont.	Shares	Value

Transportation (1.2%)
American Airlines Group, Inc.	7,309	$291,885

Canadian Pacific Railway, Ltd. (Canada)	499	79,912

Genesee & Wyoming, Inc. Class A †	1,939	147,713

Spirit Airlines, Inc. †	6,029	374,401

Union Pacific Corp.	8,633	823,329

		1,717,240
Utilities and power (1.7%)
American Electric Power Co., Inc.	3,333	176,549

American Water Works Co., Inc.	2,708	131,690

Calpine Corp. †	13,648	245,528

Edison International	5,136	285,459

Exelon Corp.	13,251	416,346

NextEra Energy Partners LP	3,047	120,722

NextEra Energy, Inc.	1,977	193,805

NRG Energy, Inc.	16,492	377,337

PG&E Corp.	6,545	321,360

Sempra Energy	2,202	217,866

		2,486,662

Total common stocks (cost $83,425,813)		$91,837,018

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (6.4%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (0.7%)
Government National Mortgage Association
Pass-Through Certificates 3s, TBA, July 1, 2045	$1,000,000	$1,009,609

		1,009,609
U.S. Government Agency Mortgage Obligations (5.7%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
4 1/2s, May 1, 2044	1,005,227	1,105,973
3 1/2s, March 1, 2045	792,214	816,167

Federal National Mortgage Association
Pass-Through Certificates
5 1/2s, with due dates from July 1, 2033
to November 1, 2038	388,734	437,537
5s, August 1, 2033	143,418	158,546
4 1/2s, August 1, 2041	547,046	593,608
4 1/2s, TBA, July 1, 2045	1,000,000	1,081,172
4s, TBA, July 1, 2045	1,000,000	1,059,375
3 1/2s, TBA, July 1, 2045	2,000,000	2,060,781
3s, TBA, July 1, 2045	1,000,000	995,938

		8,309,097
Total U.S. government and agency mortgage
obligations (cost $9,308,230)		$9,318,706

U.S. TREASURY OBLIGATIONS (13.8%)*	Principal amount	Value

U.S. Treasury Bonds 2 3/4s, August 15, 2042	$510,000	$474,619

U.S. Treasury Notes
2s, November 30, 2020	3,240,000	3,280,247
1 3/4s, May 31, 2016	710,000	719,343
1 3/8s, September 30, 2018	2,280,000	2,298,503
1 1/8s, December 31, 2019	410,000	402,741
1s, August 31, 2016	2,300,000	2,316,441
0 3/4s, March 31, 2018	3,440,000	3,421,994
0 3/4s, December 31, 2017	3,210,000	3,202,978
0 3/4s, October 31, 2017	3,900,000	3,896,458

Total U.S. treasury obligations (cost $19,978,949)		$20,013,324

Putnam VT George Putnam Balanced Fund 7

CORPORATE BONDS AND NOTES (13.9%)*	Principal amount	Value

Basic materials (0.7%)
Agrium, Inc. sr. unsec. unsub. notes 7 1/8s, 2036
(Canada)	$45,000	$55,599

ArcelorMittal SA sr. unsec. bonds 10.6s, 2019
(France)	60,000	71,700

CF Industries, Inc. company guaranty sr. unsec.
notes 5 3/8s, 2044	77,000	76,449

CF Industries, Inc. company guaranty sr. unsec.
notes 5.15s, 2034	53,000	52,346

CF Industries, Inc. company guaranty sr. unsec.
unsub. notes 7 1/8s, 2020	11,000	13,067

Cytec Industries, Inc. sr. unsec.
unsub. notes 3 1/2s, 2023	30,000	28,906

Eastman Chemical Co. sr. unsec.
unsub. notes 6.3s, 2018	15,000	16,773

Eastman Chemical Co. sr. unsec.
unsub. notes 3.8s, 2025	35,000	34,849

Georgia-Pacific, LLC sr. unsec.
unsub. notes 7 3/4s, 2029	135,000	182,824

Glencore Finance Canada, Ltd. 144A company
guaranty sr. unsec. notes 6s, 2041 (Canada)	5,000	4,996

Glencore Funding, LLC 144A company
guaranty sr. unsec. unsub. notes 4s, 2025	134,000	124,647

Glencore Funding, LLC 144A company
guaranty sr. unsec. unsub. notes 2 7/8s, 2020	35,000	34,306

International Paper Co. sr. unsec. notes 8.7s, 2038	10,000	13,703

Mosaic Co. (The) sr. unsec. notes 3 3/4s, 2021	30,000	31,025

Mosaic Co. (The) sr. unsec. unsub. notes 5 5/8s, 2043	21,000	22,498

Mosaic Co. (The) sr. unsec. unsub. notes 5.45s, 2033	9,000	9,590

Rock-Tenn Co. company guaranty sr. unsec.
unsub. notes 4.45s, 2019	25,000	26,485

Rockwood Specialties Group, Inc. company
guaranty sr. unsec. notes 4 5/8s, 2020	25,000	26,031

Union Carbide Corp. sr. unsec.
unsub. bonds 7 3/4s, 2096	45,000	55,800

Westvaco Corp. company guaranty sr. unsec.
unsub. notes 8.2s, 2030	30,000	40,460

Westvaco Corp. company guaranty sr. unsec.
unsub. notes 7.95s, 2031	10,000	12,860

Weyerhaeuser Co. sr. unsec. unsub. notes 7 3/8s,
2032 R	82,000	102,539

		1,037,453
Capital goods (0.2%)
Delphi Corp. company guaranty sr. unsec.
unsub. notes 5s, 2023	5,000	5,325

Legrand France SA sr. unsec. unsub. debs 8 1/2s,
2025 (France)	104,000	140,693

Parker Hannifin Corp. sr. unsec.
unsub. notes Ser. MTN, 6 1/4s, 2038	125,000	156,994

United Technologies Corp. sr. unsec. notes 5.7s, 2040	15,000	17,562

		320,574
Communication services (1.3%)
American Tower Corp. sr. unsec. notes 4s, 2025 R	20,000	19,548

American Tower Corp. sr. unsec.
unsub. notes 3.4s, 2019 R	95,000	97,215

AT&T, Inc. sr. unsec. notes 4 3/4s, 2046	12,000	10,920

AT&T, Inc. sr. unsec. unsub. notes 3.4s, 2025	13,000	12,398

CC Holdings GS V, LLC/Crown Castle GS III Corp.
company guaranty sr. notes 3.849s, 2023	30,000	29,459

Comcast Cable Communications Holdings, Inc.
company guaranty sr. unsec. notes 9.455s, 2022	25,000	34,354

Comcast Corp. company guaranty sr. unsec.
unsub. notes 6 1/2s, 2035	27,000	33,799

CORPORATE BONDS AND NOTES (13.9%)* cont.	Principal amount	Value

Communication services cont.
Crown Castle Towers, LLC 144A company
guaranty sr. notes 4.883s, 2020	$105,000	$113,962

Koninklijke KPN NV sr. unsec.
unsub. bonds 8 3/8s, 2030 (Netherlands)	10,000	13,618

NBCUniversal Media, LLC sr. unsec.
unsub. notes 6.4s, 2040	55,000	68,296

Qwest Corp. sr. unsec. notes 6 3/4s, 2021	10,000	11,038

Rogers Communications, Inc. company
guaranty sr. unsec. bonds 8 3/4s, 2032 (Canada)	10,000	13,569

Rogers Communications, Inc. company
guaranty sr. unsec. unsub. notes 4 1/2s, 2043
(Canada)	35,000	32,366

SBA Tower Trust 144A company
guaranty sr. notes 5.101s, 2017	175,000	185,705

SES SA 144A company guaranty sr. unsec.
notes 5.3s, 2043 (France)	40,000	40,209

TCI Communications, Inc. sr. unsec.
unsub. notes 7 7/8s, 2026	45,000	60,690

Telecom Italia SpA 144A sr. unsec. notes 5.303s,
2024 (Italy)	200,000	199,250

Telefonica Emisiones SAU company
guaranty sr. unsec. notes 5.462s, 2021 (Spain)	125,000	138,218

Telefonica Emisiones SAU company
guaranty sr. unsec. notes 4.57s, 2023 (Spain)	150,000	157,511

Telefonica Emisiones SAU company
guaranty sr. unsec. unsub. notes 7.045s, 2036
(Spain)	10,000	12,345

Verizon Communications, Inc. sr. unsec.
unsub. notes 6.4s, 2033	2,000	2,292

Verizon Communications, Inc. 144A sr. unsec.
unsub. notes 4.522s, 2048	210,000	184,489

Verizon New Jersey, Inc. company
guaranty sr. unsec. unsub. bonds 8s, 2022	110,000	136,054

Verizon New York, Inc. company
guaranty sr. unsec. notes Ser. B, 7 3/8s, 2032	11,000	13,084

Verizon Pennsylvania, Inc. company
guaranty sr. unsec. bonds 8.35s, 2030	135,000	171,237

		1,791,626
Consumer cyclicals (1.5%)
21st Century Fox America, Inc. company
guaranty sr. unsec. notes 7.85s, 2039	25,000	34,356

21st Century Fox America, Inc. company
guaranty sr. unsec. notes 7 3/4s, 2024	135,000	169,249

Autonation, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2020	92,000	99,935

Bed Bath & Beyond, Inc. sr. unsec. notes 5.165s, 2044	85,000	84,384

CBS Corp. company guaranty sr. unsec.
debs. 7 7/8s, 2030	127,000	165,136

Diageo Investment Corp. company
guaranty sr. unsec. debs. 8s, 2022	99,000	128,998

Dollar General Corp. sr. unsec. notes 3 1/4s, 2023	80,000	76,220

Expedia, Inc. company guaranty sr. unsec.
unsub. notes 5.95s, 2020	88,000	98,086

Ford Motor Co. sr. unsec. unsub. notes 9.98s, 2047	34,000	51,693

Ford Motor Co. sr. unsec. unsub. notes 7 3/4s, 2043	210,000	255,104

Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046	20,000	26,483

GLP Capital LP/GLP Financing II, Inc. company
guaranty sr. unsec. notes 4 3/8s, 2018	25,000	25,656

Grupo Televisa SAB sr. unsec. bonds 6 5/8s, 2040
(Mexico)	90,000	103,890

Historic TW, Inc. company guaranty sr. unsec.
unsub. bonds 9.15s, 2023	95,000	125,497

8 Putnam VT George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (13.9%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Host Hotels & Resorts LP sr. unsec.
unsub. notes 6s, 2021 R	$48,000	$54,483

Host Hotels & Resorts LP sr. unsec.
unsub. notes 5 1/4s, 2022 R	22,000	23,896

Hyatt Hotels Corp. sr. unsec.
unsub. notes 3 3/8s, 2023	30,000	29,159

INVISTA Finance, LLC 144A company
guaranty sr. notes 4 1/4s, 2019	12,000	11,820

Macy’s Retail Holdings, Inc. company
guaranty sr. unsec. notes 6.9s, 2029	34,000	41,576

Macy’s Retail Holdings, Inc. company
guaranty sr. unsec. notes 6.7s, 2034	40,000	48,712

Macy’s Retail Holdings, Inc. company
guaranty sr. unsec. notes 6.65s, 2024	18,000	21,880

Macy’s Retail Holdings, Inc. company
guaranty sr. unsec. notes 5 1/8s, 2042	10,000	10,177

Macy’s Retail Holdings, Inc. company
guaranty sr. unsec. unsub. notes 7s, 2028	10,000	12,405

NVR, Inc. sr. unsec. unsub. notes 3.95s, 2022	65,000	65,838

O’Reilly Automotive, Inc. company
guaranty sr. unsec. unsub. notes 3.85s, 2023	25,000	25,353

Owens Corning company guaranty sr. unsec.
notes 9s, 2019	94,000	112,119

Priceline Group, Inc. (The) sr. unsec.
unsub. notes 3.65s, 2025	16,000	15,576

QVC, Inc. company guaranty sr. notes 4.85s, 2024	50,000	50,080

Tiffany & Co. sr. unsec. unsub. notes 4.9s, 2044	55,000	52,503

Time Warner, Inc. company guaranty sr. unsec.
bonds 7.7s, 2032	45,000	59,113

Viacom, Inc. sr. unsec. unsub. notes 5.85s, 2043	50,000	49,696

Vulcan Materials Co. sr. unsec.
unsub. notes 4 1/2s, 2025	20,000	20,025

		2,149,098
Consumer staples (0.8%)
Anheuser-Busch Cos., Inc. company
guaranty sr. unsec. unsub. notes 5 1/2s, 2018	115,000	126,473

Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. unsub. notes 8.2s, 2039	25,000	37,217

Campbell Soup Co. sr. unsec. unsub. notes 8 7/8s, 2021	110,000	142,156

CVS Pass-Through Trust 144A sr. mtge.
notes 7.507s, 2032	153,932	193,959

CVS Pass-Through Trust 144A sr. mtge.
notes 4.704s, 2036	14,430	15,153

ERAC USA Finance, LLC 144A company
guaranty sr. unsec. notes 7s, 2037	150,000	183,353

ERAC USA Finance, LLC 144A company
guaranty sr. unsec. notes 5 5/8s, 2042	85,000	91,093

ERAC USA Finance, LLC 144A company
guaranty sr. unsec. notes 3.85s, 2024	32,000	32,119

Kraft Foods Group, Inc. sr. unsec.
notes Ser. 144A, 6 7/8s, 2039	55,000	67,398

Kraft Foods Group, Inc. sr. unsec.
unsub. notes 6 1/2s, 2040	5,000	5,885

McDonald’s Corp. sr. unsec. Ser. MTN, 6.3s, 2038	75,000	88,306

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	90,000	100,490

Molson Coors Brewing Co. company
guaranty sr. unsec. unsub. notes 5s, 2042	25,000	24,338

Tyson Foods, Inc. company guaranty sr. unsec.
bonds 4 7/8s, 2034	17,000	17,106

Tyson Foods, Inc. company guaranty sr. unsec.
unsub. bonds 5.15s, 2044	23,000	23,651

		1,148,697

CORPORATE BONDS AND NOTES (13.9%)* cont.	Principal amount	Value

Energy (0.9%)
DCP Midstream Operating LP company
guaranty sr. unsec. notes 2.7s, 2019	$20,000	$18,842

EOG Resources, Inc. sr. unsec. notes 5 5/8s, 2019	30,000	33,931

EQT Midstream Partners LP company
guaranty sr. unsec. notes 4s, 2024	70,000	66,257

Freeport-McMoran Oil & Gas, LLC/FCX Oil &
Gas, Inc. company guaranty sr. unsec.
notes 6 3/4s, 2022	27,000	28,620

Freeport-McMoran Oil & Gas, LLC/FCX Oil &
Gas, Inc. company guaranty sr. unsec.
unsub. notes 6 7/8s, 2023	6,000	6,435

Hess Corp. sr. unsec. unsub. notes 7.3s, 2031	55,000	63,851

Kerr-McGee Corp. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2031	110,000	140,892

Marathon Petroleum Corp. sr. unsec.
unsub. notes 6 1/2s, 2041	25,000	28,400

Motiva Enterprises, LLC 144A sr. unsec.
notes 6.85s, 2040	15,000	17,104

Noble Holding International, Ltd. company
guaranty sr. unsec. notes 6.05s, 2041	60,000	50,179

Petrobras Global Finance BV company
guaranty sr. unsec. notes 5 3/8s, 2021 (Brazil)	130,000	125,034

Petrobras Global Finance BV company
guaranty sr. unsec. notes 3 7/8s, 2016 (Brazil)	70,000	70,299

Petrobras Global Finance BV company
guaranty sr. unsec. unsub. notes 6.85s, 2115
(Brazil)	35,000	28,744

Petrobras Global Finance BV company
guaranty sr. unsec. unsub. notes 6 3/4s, 2041
(Brazil)	35,000	30,651

Petroleos Mexicanos 144A company
guaranty sr. unsec. notes 4 1/2s, 2026 (Mexico)	60,000	58,750

Pride International, Inc. sr. unsec.
notes 7 7/8s, 2040	120,000	132,117

Spectra Energy Capital, LLC sr. notes 8s, 2019	110,000	130,229

Statoil ASA company guaranty sr. unsec.
notes 5.1s, 2040 (Norway)	70,000	75,467

Tosco Corp. sr. unsec. notes 8 1/8s, 2030	72,000	100,085

Weatherford International, LLC company
guaranty sr. unsec. unsub. notes 6.8s, 2037	30,000	28,049

Williams Partners LP sr. unsec. notes 5.4s, 2044	43,000	39,796

Williams Partners LP sr. unsec. notes 4.3s, 2024	42,000	41,748

		1,315,480
Financials (5.8%)
Aflac, Inc. sr. unsec. notes 6.9s, 2039	120,000	152,084

Aflac, Inc. sr. unsec. notes 6.45s, 2040	52,000	62,934

Air Lease Corp. sr. unsec. unsub. notes 3 3/4s, 2022	25,000	24,985

American Express Co. jr. unsec. sub. FRN Ser. C,
4.9s, perpetual maturity	45,000	43,622

American Express Co. sr. unsec. notes 7s, 2018	16,000	18,146

American International Group, Inc. jr. sub. FRB
8.175s, 2058	114,000	150,936

Aon PLC company guaranty sr. unsec.
unsub. notes 4 1/4s, 2042	200,000	179,289

ARC Properties Operating Partnership LP/Clark
Acquisition, LLC company guaranty sr. unsec.
unsub. notes 4.6s, 2024 R	90,000	87,656

Assurant, Inc. sr. unsec. notes 6 3/4s, 2034	80,000	93,886

AXA SA 144A jr. unsec. sub. FRN 6.463s, perpetual
maturity (France)	75,000	76,313

Bank of America Corp. jr. unsec. sub. FRN
Ser. AA, 6.1s, perpetual maturity	67,000	65,995

Putnam VT George Putnam Balanced Fund 9

CORPORATE BONDS AND NOTES (13.9%)* cont.	Principal amount	Value

Financials cont.
Barclays Bank PLC 144A sub. notes 10.179s, 2021
(United Kingdom)	$200,000	$263,470

Berkshire Hathaway Finance Corp. company
guaranty sr. unsec. unsub. notes 4.3s, 2043	98,000	94,541

BPCE SA 144A unsec. sub. notes 5.15s, 2024
(France)	200,000	203,711

Cantor Fitzgerald LP 144A unsec. notes 6 1/2s, 2022	110,000	113,443

CBL & Associates LP company guaranty sr. unsec.
unsub. notes 5 1/4s, 2023 R	105,000	107,969

Citigroup, Inc. jr. unsec. sub. FRB Ser. P,
5.95s, perpetual maturity	64,000	61,773

Citigroup, Inc. jr. unsec. sub. FRN 5 7/8s,
perpetual maturity	23,000	23,230

CNO Financial Group, Inc. sr. unsec.
unsub. notes 5 1/4s, 2025	40,000	40,648

Cooperatieve Centrale Raiffeisen-Boerenleenbank
BA/Netherlands 144A jr. unsec. sub. FRN 11s,
perpetual maturity (Netherlands)	150,000	190,125

Credit Suisse Group AG 144A unsec.
sub. notes 6 1/2s, 2023 (Switzerland)	200,000	218,313

DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	95,000	116,294

Duke Realty LP company guaranty sr. unsec.
unsub. notes 4 3/8s, 2022 R	122,000	127,477

EPR Properties unsec. notes 5 1/4s, 2023 R	50,000	52,422

Fairfax US, Inc. 144A company guaranty sr. unsec.
notes 4 7/8s, 2024	35,000	33,950

Fifth Third Bancorp jr. unsec. sub. FRB 5.1s,
perpetual maturity	29,000	27,188

GE Capital Trust I unsec. sub. FRB 6 3/8s, 2067	215,000	229,620

General Electric Capital Corp. sr. unsec.
notes 6 3/4s, 2032	110,000	142,808

Hartford Financial Services Group, Inc. (The)
sr. unsec. unsub. notes 6 5/8s, 2040	238,000	296,721

HBOS PLC 144A unsec. sub. bonds 6s, 2033
(United Kingdom)	215,000	231,636

Healthcare Realty Trust, Inc. sr. unsec.
unsub. notes 3 7/8s, 2025 R	60,000	57,871

Highwood Realty LP sr. unsec. bonds 5.85s, 2017 R	135,000	144,125

Hospitality Properties Trust sr. unsec.
unsub. notes 4 1/2s, 2025 R	30,000	29,509

HSBC Holdings PLC unsec. sub. notes 6 1/2s, 2036
(United Kingdom)	200,000	237,809

ING Bank NV 144A unsec. sub. notes 5.8s, 2023
(Netherlands)	200,000	217,924

International Lease Finance Corp. sr. unsec.
notes 6 1/4s, 2019	45,000	48,769

JPMorgan Chase & Co. jr. unsec. sub. FRN 7.9s,
perpetual maturity	110,000	116,353

KKR Group Finance Co., LLC 144A company
guaranty sr. unsec. unsub. notes 6 3/8s, 2020	60,000	70,398

Liberty Mutual Group, Inc. 144A company
guaranty jr. unsec. sub. bonds 7.8s, 2037	45,000	53,325

Liberty Mutual Insurance Co. 144A notes 7.697s, 2097	100,000	122,152

Massachusetts Mutual Life Insurance Co. 144A
notes 8 7/8s, 2039	155,000	232,320

Merrill Lynch & Co., Inc. unsec.
sub. notes 6.11s, 2037	150,000	168,113

MetLife Capital Trust IV 144A jr. unsec.
sub. notes 7 7/8s, 2037	400,000	502,400

Mid-America Apartments LP sr. unsec. notes 4.3s,
2023 R	30,000	31,113

CORPORATE BONDS AND NOTES (13.9%)* cont.	Principal amount	Value

Financials cont.
Nationwide Mutual Insurance Co. 144A
notes 8 1/4s, 2031	$60,000	$80,369

Neuberger Berman Group, LLC/Neuberger Berman
Finance Corp. 144A sr. unsec. notes 4 7/8s, 2045	35,000	31,500

Nordea Bank AB 144A sub. notes 4 7/8s, 2021
(Sweden)	200,000	216,511

OneAmerica Financial Partners, Inc. 144A
bonds 7s, 2033	56,000	59,653

Pacific LifeCorp 144A sr. notes 6s, 2020	30,000	33,836

Primerica, Inc. sr. unsec. unsub. notes 4 3/4s, 2022	33,000	35,267

Progressive Corp. (The) jr. unsec. sub. FRN 6.7s, 2037	228,000	237,690

Prudential Financial, Inc. jr. unsec. sub. FRN
5 5/8s, 2043	35,000	36,181

Prudential Financial, Inc. jr. unsec. sub. FRN
5.2s, 2044	137,000	135,459

Prudential Financial, Inc. sr. unsec.
notes 6 5/8s, 2040	35,000	42,863

Realty Income Corp. sr. unsec. notes 4.65s, 2023 R	120,000	126,149

Royal Bank of Scotland PLC (The) unsec. sub. FRN
Ser. REGS, 9 1/2s, 2022 (United Kingdom)	190,000	210,425

Santander Issuances SAU 144A company
guaranty sr. unsec. unsub. notes 5.911s, 2016
(Spain)	100,000	103,866

Santander UK PLC 144A unsec. sub. notes 5s, 2023
(United Kingdom)	65,000	66,855

Standard Chartered PLC unsec. sub. notes 5.7s,
2022 (United Kingdom)	200,000	216,476

State Street Capital Trust IV company
guaranty jr. unsec. sub. FRB 1.286s, 2037	306,000	265,073

Teachers Insurance & Annuity Association
of America 144A unsec. sub. notes 6.85s, 2039	40,000	50,086

Travelers Property Casualty Corp. sr. unsec.
unsub. bonds 7 3/4s, 2026	40,000	52,686

UBS AG/Stamford, CT jr. unsec. sub. notes 7 5/8s, 2022	360,000	421,920

Wells Fargo & Co. jr. unsec. sub. FRB Ser. U,
5 7/8s, perpetual maturity	65,000	66,300

Willis Group Holdings PLC company
guaranty sr. unsec. unsub. notes 5 3/4s, 2021	110,000	123,401

WP Carey, Inc. sr. unsec. unsub. notes 4.6s, 2024 R	135,000	135,345

ZFS Finance USA Trust V 144A FRB 6 1/2s, 2037	30,000	31,200

		8,342,477
Government (0.5%)
International Bank for Reconstruction &
Development sr. unsec. unsub. bonds 7 5/8s, 2023
(Supra-Nation)	500,000	684,650

		684,650
Health care (0.2%)
AbbVie, Inc. sr. unsec. notes 3.6s, 2025	10,000	9,884

Actavis Funding SCS company guaranty sr. unsec.
unsub. notes 4 3/4s, 2045 (Luxembourg)	10,000	9,521

Actavis Funding SCS company guaranty sr. unsec.
unsub. notes 3.45s, 2022 (Luxembourg)	5,000	4,953

Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037	48,000	60,399

Anthem, Inc. sr. unsec. unsub. notes 4 5/8s, 2042	30,000	27,422

HCA, Inc. company guaranty sr. notes 5s, 2024	10,000	10,175

Medtronic PLC 144A sr. unsec. notes 4 3/8s, 2035	20,000	19,847

Medtronic PLC 144A sr. unsec. notes 3 1/2s, 2025	20,000	19,932

Omega Healthcare Investors, Inc. company
guaranty sr. unsec. notes 4.95s, 2024 R	70,000	71,598

Omega Healthcare Investors, Inc. 144A company
guaranty sr. unsec. notes 4 1/2s, 2027 R	20,000	19,075

10 Putnam VT George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (13.9%)* cont.	Principal amount	Value

Health care cont.
Quest Diagnostics, Inc. company
guaranty sr. unsec. notes 4 3/4s, 2020	$17,000	$18,562

UnitedHealth Group, Inc. sr. unsec.
unsub. notes 4 5/8s, 2041	45,000	44,937

		316,305
Technology (0.2%)
Apple, Inc. sr. unsec. unsub. notes 4 3/8s, 2045	87,000	85,734

Fidelity National Information Services, Inc.
company guaranty sr. unsec. unsub. notes 5s, 2022	122,000	128,780

Jabil Circuit, Inc. sr. unsec. notes 8 1/4s, 2018	20,000	22,650

Oracle Corp. sr. unsec. unsub. notes 4 1/8s, 2045	10,000	9,273

		246,437
Transportation (0.2%)
Burlington Northern Santa Fe, LLC sr. unsec.
notes 5.4s, 2041	85,000	93,532

Burlington Northern Santa Fe, LLC sr. unsec.
unsub. notes 5 3/4s, 2040	40,000	45,895

Continental Airlines, Inc. pass-through
certificates Ser. 97-4A, 6.9s, 2018	6,729	7,032

Continental Airlines, Inc. pass-through
certificates Ser. 98-1A, 6.648s, 2017	20,621	21,395

Norfolk Southern Corp. sr. unsec. notes 6s, 2111	60,000	67,951

Southwest Airlines Co. pass-through certificates
Ser. 07-1, 6.15s, 2022	85,971	97,147

United Airlines 2014-2 Class A Pass Through Trust
sr. notes Ser. A, 3 3/4s, 2026	20,000	19,800

		352,752
Utilities and power (1.6%)
Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035	55,000	63,451

Beaver Valley II Funding Corp. sr. bonds 9s, 2017	6,000	6,480

Commonwealth Edison Co. sr. mtge. bonds 5 7/8s, 2033	15,000	17,640

Consolidated Edison Co. of New York, Inc.
sr. unsec. unsub. notes 4.2s, 2042	35,000	33,254

EDP Finance BV 144A sr. unsec. unsub. notes 6s,
2018 (Netherlands)	100,000	107,100

El Paso Natural Gas Co., LLC sr. unsec.
unsub. bonds 8 3/8s, 2032	75,000	90,761

El Paso Pipeline Partners Operating Co., LP
company guaranty sr. unsec. notes 6 1/2s, 2020	30,000	34,121

Electricite de France (EDF) 144A sr. unsec.
notes 6.95s, 2039 (France)	120,000	155,686

Electricite de France (EDF) 144A sr. unsec.
notes 6s, 2114 (France)	100,000	106,452

Electricite de France (EDF) 144A sr. unsec.
unsub. notes 5.6s, 2040 (France)	40,000	45,379

Energy Transfer Partners LP sr. unsec.
unsub. notes 7.6s, 2024	30,000	35,477

Energy Transfer Partners LP sr. unsec.
unsub. notes 6 1/2s, 2042	117,000	121,165

Energy Transfer Partners LP sr. unsec.
unsub. notes 5.2s, 2022	35,000	36,656

Ente Nazionale Idrocarburi (ENI) SpA 144A
sr. unsec. notes 4.15s, 2020 (Italy)	130,000	136,215

Enterprise Products Operating, LLC company
guaranty sr. unsec. unsub. notes 4.85s, 2042	55,000	52,266

FirstEnergy Transmission, LLC 144A sr. unsec.
unsub. notes 5.45s, 2044	140,000	145,739

Iberdrola International BV company guaranty
sr. unsec. unsub. notes 6 3/4s, 2036 (Spain)	30,000	36,767

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	40,000	44,121

Kansas Gas and Electric Co. bonds 5.647s, 2021	27,852	28,131

Kinder Morgan Energy Partners LP sr. unsec.
unsub. notes 5.4s, 2044	16,000	14,535

CORPORATE BONDS AND NOTES (13.9%)* cont.	Principal amount	Value

Utilities and power cont.
Kinder Morgan Energy Partners LP sr. unsec.
unsub. notes 3 1/2s, 2021	$40,000	$39,434

MidAmerican Funding, LLC sr. bonds 6.927s, 2029	10,000	12,981

Oncor Electric Delivery Co., LLC sr. notes 7s, 2022	55,000	67,666

Oncor Electric Delivery Co., LLC sr. notes 4.1s, 2022	60,000	63,207

Pacific Gas & Electric Co. sr. unsec.
notes 6.35s, 2038	55,000	68,403

Pacific Gas & Electric Co. sr. unsub. notes 5.8s, 2037	30,000	34,838

Potomac Edison Co. (The) 144A sr. bonds 5.8s, 2016	37,000	38,691

Puget Sound Energy, Inc. jr. sub. FRN Ser. A,
6.974s, 2067	99,000	90,833

Texas-New Mexico Power Co. 144A 1st mtge.
bonds Ser. A, 9 1/2s, 2019	135,000	166,981

TransCanada PipeLines, Ltd. jr. unsec. sub. FRN
6.35s, 2067 (Canada)	180,000	171,000

Westar Energy, Inc. sr. mtge. notes 4 1/8s, 2042	35,000	33,906

Wisconsin Energy Corp. jr. unsec. sub. FRN
6 1/4s, 2067	300,000	279,000

		2,378,336

Total corporate bonds and notes (cost $18,762,790)		$20,083,885

MORTGAGE-BACKED SECURITIES (1.3%)*	Principal amount	Value

Citigroup Commercial Mortgage Trust
FRB Ser. 07-C6, Class A4, 5.899s, 2049	$285,000	$304,895
Ser. 14-GC21, Class AS, 4.026s, 2047	93,000	95,984

COMM Mortgage Trust
FRB Ser. 14-CR18, Class C, 4.897s, 2047	161,000	169,107
Ser. 14-UBS6, Class C, 4.616s, 2047	68,000	66,139
FRB Ser. 13-CR13, Class AM, 4.449s, 2023	100,000	108,968
Ser. 12-LC4, Class AM, 4.063s, 2044	56,000	59,494

Federal Home Loan Mortgage Corporation
FRB Ser. T-56, Class A, IO, 0.524s, 2043	634,021	10,674
FRB Ser. T-56, Class 2, IO, zero %, 2043	559,422	—

FIRSTPLUS Home Loan Owner Trust 1997-3 Ser. 97-3,
Class B1, 7.79s, 2023 (In default) †	14,822	1

GE Business Loan Trust 144A FRB Ser. 04-2,
Class D, 2.936s, 2032	16,609	14,948

JPMBB Commercial Mortgage Securities Trust FRB
Ser. 14-C25, Class C, 4.598s, 2047	71,000	71,092

JPMorgan Chase Commercial Mortgage Securities
Trust FRB Ser. 13-C10, Class C, 4.295s, 2047	109,000	109,199

LB Commercial Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031	38,899	41,233
Ser. 98-C4, Class H, 5.6s, 2035	108,372	112,333

Morgan Stanley Capital I Trust FRB Ser. 07-HQ12,
Class A2, 5.861s, 2049	11,349	11,371

Morgan Stanley Capital I Trust 144A FRB
Ser. 12-C4, Class D, 5.708s, 2045	217,000	236,899

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E,
8s, 2038	230,785	57,696

Wells Fargo Commercial Mortgage Trust
Ser. 12-LC5, Class AS, 3.539s, 2045	61,000	63,155

WF-RBS Commercial Mortgage Trust
Ser. 14-C19, Class C, 4.646s, 2047	56,000	59,181
Ser. 13-C18, Class AS, 4.387s, 2046	150,000	160,328
Ser. 13-UBS1, Class AS, 4.306s, 2046	101,000	107,369

Total mortgage-backed securities (cost $1,866,366)		$1,860,066

Putnam VT George Putnam Balanced Fund 11

CONVERTIBLE PREFERRED STOCKS (0.2%)*		Shares	Value

Oportun Financial Corp. Ser. A-1, zero % cv. pfd.
(acquired 6/23/15, cost $117) (Private) † ∆∆ F		41	$105

Oportun Financial Corp. Ser. B-1, zero % cv. pfd.
(acquired 6/23/15, cost $2,211) (Private) † ∆∆ F		702	1,990

Oportun Financial Corp. Ser. C-1, zero % cv. pfd.
(acquired 6/23/15, cost $5,197) (Private) † ∆∆ F		1,021	4,677

Oportun Financial Corp. Ser. D-1, zero % cv. pfd.
(acquired 6/23/15, cost $7,538) (Private) † ∆∆ F		1,481	6,784

Oportun Financial Corp. Ser. E-1, zero % cv. pfd.
(acquired 6/23/15, cost $4,227) (Private) † ∆∆ F		770	3,805

Oportun Financial Corp. Ser. F, zero % cv. pfd.
(acquired 6/23/15, cost $12,764) (Private) † ∆∆ F		1,662	11,488

Oportun Financial Corp. Ser. F-1, zero % cv. pfd.
(acquired 6/23/15, cost $35,793) (Private) † ∆∆ F		12,559	32,214

Oportun Financial Corp. Ser. G, zero % cv. pfd.
(acquired 6/23/15, cost $45,261) (Private) † ∆∆ F		15,881	40,735

Oportun Financial Corp. Ser. H, 8.00% cv. pfd.
(acquired 2/6/15, cost $72,763) (Private) † ∆∆ F		25,555	65,486

United Technologies Corp. $3.75 cv. pfd.		1,183	67,786

Total convertible preferred stocks (cost $245,021)			$235,070

MUNICIPAL BONDS AND NOTES (0.1%)*	Principal amount		Value

CA State G.O. Bonds (Build America Bonds),
7 1/2s, 4/1/34		$30,000	$41,717

North TX, Tollway Auth. Rev. Bonds (Build America
Bonds), 6.718s, 1/1/49		55,000	75,890

OH State U. Rev. Bonds (Build America Bonds),
4.91s, 6/1/40		40,000	45,499

Total municipal bonds and notes (cost $125,194)			$163,106

SHORT-TERM INVESTMENTS (5.2%)*	Principal amount/shares		Value

Putnam Short Term Investment Fund 0.10% L	Shares	7,510,832	$7,510,832

U.S. Treasury Bills 0.02%, July 2, 2015		40,000	40,000

Total short-term investments (cost $7,550,832)			$7,550,832

Total investments (cost $141,263,195)			$151,062,007

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of
foreign securities on deposit with a custodian bank
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
G.O. Bonds	General Obligation Bonds
IO	Interest Only
MTN	Medium Term Notes
REGS	Securities sold under Regulation S may not be offered, sold
or delivered within the United States except pursuant to
an exemption from, or in a transaction not subject to, the
registration requirements of the Securities Act of 1933.
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2015 through June 30, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $144,765,800.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $246,619, or 0.2% of net assets.

## Forward commitment, in part or in entirety (Note 1).

### When-issued security (Note 1).

F This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $6,496,601 to cover certain derivative contracts, securities sold short, delayed delivery securities and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

WHEN-ISSUED SECURITIES SOLD
at 6/30/15 (Unaudited)
COMMON STOCKS (—%)*	Shares	Value

Chemicals (—%)
Chemours Co. (The) † ###	1,177	$18,832

Total when-issued securities sold (proceeds receivable $20,482)		$18,832

12 Putnam VT George Putnam Balanced Fund

FORWARD CURRENCY CONTRACTS at 6/30/15 (aggregate face value $4,957,783) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Barclays Bank PLC

	Canadian Dollar	Sell	7/15/15	$547,545	$565,298	$17,753

	Citibank, N.A.

	Euro	Sell	9/16/15	503,889	495,318	(8,571)

	Credit Suisse International

	British Pound	Sell	9/16/15	594,079	576,660	(17,419)

	Euro	Sell	9/16/15	198,096	194,917	(3,179)

	Deutsche Bank AG

	British Pound	Sell	9/16/15	729,604	708,373	(21,231)

	HSBC Bank USA, National Association

	British Pound	Buy	9/16/15	20,415	19,813	602

	Euro	Buy	9/16/15	85,265	83,839	1,426

	JPMorgan Chase Bank N.A.

	Canadian Dollar	Sell	7/15/15	459,649	453,589	(6,060)

	Euro	Sell	9/16/15	46,315	45,589	(726)

	State Street Bank and Trust Co.

	Canadian Dollar	Sell	7/15/15	225,742	222,627	(3,115)

	Euro	Sell	9/16/15	659,129	648,145	(10,984)

	Israeli Shekel	Sell	7/15/15	260,479	254,565	(5,914)

UBS AG

	Euro	Sell	9/16/15	324,319	323,728	(591)

	WestPac Banking Corp.

	Canadian Dollar	Sell	7/15/15	370,313	365,322	(4,991)

Total						$(63,000)

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 6/30/15 (Unaudited)

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by or	appreciation/
Notional amount		received (paid)	date	fund per annum	paid by fund	(depreciation)

JPMorgan Chase Bank N.A.
baskets	2,964	$—	7/16/15	(3 month USD-LIBOR-BBA plus	A basket (JPCMPTMD) of	$31,682
				30 bp)	common stocks

Total		$—				$31,682

Putnam VT George Putnam Balanced Fund 13

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$4,276,142	$—	$—

Capital goods	3,247,846	—	—

Communication services	4,287,530	—	—

Conglomerates	1,379,824	—	—

Consumer cyclicals	11,518,225	—	—

Consumer staples	8,288,644	—	41,201

Energy	6,834,321	—	—

Financials	15,131,585	—	38,134

Health care	14,165,329	—	—

Technology	18,424,335	—	—

Transportation	1,717,240	—	—

Utilities and power	2,486,662	—	—

Total common stocks	91,757,683	—	79,335

Convertible preferred stocks	$—	$67,786	$167,284

Corporate bonds and notes	—	20,083,885	—

Mortgage-backed securities	—	1,802,369	57,697

Municipal bonds and notes	—	163,106	—

U.S. government and agency mortgage obligations	—	9,318,706	—

U.S. treasury obligations	—	20,013,324	—

Short-term investments	7,510,832	40,000	—

Totals by level	$99,268,515	$51,489,176	$304,316

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(63,000)	$—

When-issued securities sold	(18,832)	—	—

Total return swap contracts	—	31,682	—

Totals by level	$(18,832)	$(31,318)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

14 Putnam VT George Putnam Balanced Fund

Statement of assets and liabilities
6/30/15 (Unaudited)

Assets

Investment in securities, at value (Note 1):

Unaffiliated issuers (identified cost $133,752,363)	$143,551,175

Affiliated issuers (identified cost $7,510,832) (Note 5)	7,510,832

Foreign currency (cost $29) (Note 1)	29

Dividends, interest and other receivables	568,316

Receivable for shares of the fund sold	8,191

Receivable for investments sold	996,267

Unrealized appreciation on forward currency contracts (Note 1)	19,781

Unrealized appreciation on OTC swap contracts (Note 1)	31,682

Prepaid assets	6,406

Total assets	152,692,679

Liabilities

Payable to custodian	2,285

Payable for investments purchased	1,122,873

Payable for purchases of delayed delivery securities (Note 1)	6,302,808

Payable for shares of the fund repurchased	124,716

Payable for compensation of Manager (Note 2)	62,659

Payable for custodian fees (Note 2)	14,627

Payable for investor servicing fees (Note 2)	15,741

Payable for Trustee compensation and expenses (Note 2)	99,159

Payable for administrative services (Note 2)	458

Payable for distribution fees (Note 2)	14,755

Unrealized depreciation on forward currency contracts (Note 1)	82,781

When-issued securities sold, at value (proceeds receivable $20,482) (Note 1)	18,832

Other accrued expenses	65,185

Total liabilities	7,926,879

Net assets	$144,765,800

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$194,117,156

Undistributed net investment income (Note 1)	657,459

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(59,777,915)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	9,769,100

Total — Representing net assets applicable to capital shares outstanding	$144,765,800

Computation of net asset value Class IA

Net assets	$74,394,653

Number of shares outstanding	7,388,141

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$10.07

Computation of net asset value Class IB

Net assets	$70,371,147

Number of shares outstanding	7,008,215

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$10.04

The accompanying notes are an integral part of these financial statements.

Putnam VT George Putnam Balanced Fund 15

Statement of operations
Six months ended 6/30/15 (Unaudited)

Investment income

Dividends (net of foreign tax of $6,748)	$833,169

Interest (including interest income of $4,595 from investments in affiliated issuers) (Note 5)	731,282

Total investment income	1,564,451

Expenses

Compensation of Manager (Note 2)	388,781

Investor servicing fees (Note 2)	53,087

Custodian fees (Note 2)	20,765

Trustee compensation and expenses (Note 2)	4,501

Distribution fees (Note 2)	92,250

Administrative services (Note 2)	1,521

Auditing and tax fees	38,433

Other	25,995

Total expenses	625,333

Expense reduction (Note 2)	(5,410)

Net expenses	619,923

Net investment income	944,528

Net realized gain on investments (Notes 1 and 3)	8,747,299

Net realized gain on swap contracts (Note 1)	36,025

Net realized gain on futures contracts (Note 1)	71,811

Net realized gain on foreign currency transactions (Note 1)	418,967

Net realized gain on written options (Notes 1 and 3)	4,125

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(189,937)

Net unrealized depreciation of investments, swap contracts, written options and when-issued securities during the period	(7,802,660)

Net gain on investments	1,285,630

Net increase in net assets resulting from operations	$2,230,158

Statement of changes in net assets

	Six months ended	Year ended
	6/30/15*	12/31/14

Decrease in net assets

Operations:

Net investment income	$944,528	$2,305,097

Net realized gain on investments and foreign currency transactions	9,278,227	36,106,274

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(7,992,597)	(22,026,978)

Net increase in net assets resulting from operations	2,230,158	16,384,393

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(1,500,248)	(1,466,154)

Class IB	(1,246,985)	(1,265,716)

Decrease from capital share transactions (Note 4)	(9,024,591)	(26,578,431)

Total decrease in net assets	$(9,541,666)	$(12,925,908)

Net assets:

Beginning of period	154,307,466	167,233,374

End of period (including undistributed net investment income of $657,459 and $2,460,164, respectively)	$144,765,800	$154,307,466

* Unaudited.

The accompanying notes are an integral part of these financial statements.

16 Putnam VT George Putnam Balanced Fund

Financial highlights (For a common share outstanding throughout the period)

					LESS
INVESTMENT OPERATIONS:					DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

6/30/15†	$10.12	.07	.08	.15	(.20)	(.20)	$10.07	1.46*	$74,395	.35*	.68*	115*[e]

12/31/14	9.29	.15	.85	1.00	(.17)	(.17)	10.12	10.93	78,207.73		1.56	215[e]

12/31/13	8.00	.15	1.31	1.46	(.17)	(.17)	9.29	18.46	83,435.73		1.74	79[f]

12/31/12	7.25	.15	.77	.92	(.17)	(.17)	8.00	12.77	82,153.74		1.99	87[f]

12/31/11	7.21	.15	.06	.21	(.17)	(.17)	7.25	2.88	83,017.74		2.07	100[f]

12/31/10	6.84	.16	.58	.74	(.37)	(.37)	7.21	11.20	94,297	.74[g]	2.38	191[f]

Class IB

6/30/15†	$10.08	.06	.07	.13	(.17)	(.17)	$10.04	1.29*	$70,371	.48*	.56*	115*[e]

12/31/14	9.25	.13	.85	.98	(.15)	(.15)	10.08	10.68	76,100.98		1.31	215[e]

12/31/13	7.97	.13	1.30	1.43	(.15)	(.15)	9.25	18.09	83,799.98		1.49	79[f]

12/31/12	7.22	.13	.77	.90	(.15)	(.15)	7.97	12.54	91,133.99		1.74	87[f]

12/31/11	7.17	.13	.07	.20	(.15)	(.15)	7.22	2.77	95,989.99		1.82	100[f]

12/31/10	6.81	.14	.57	.71	(.35)	(.35)	7.17	10.83	111,467	.99[g]	2.13	191[f]

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset arrangements and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Portfolio turnover includes TBA purchase and sale commitments.

f Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %

December 31, 2013	187%

December 31, 2012	209

December 31, 2011	233

December 31, 2010	254

g Excludes the impact of a reduction to interest expense related to the resolution of certain terminated derivatives contracts, which amounted to 0.09% of average net assets for the period ended December 31, 2010.

The accompanying notes are an integral part of these financial statements.

Putnam VT George Putnam Balanced Fund 17

Notes to financial statements 6/30/15 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2015 through June 30, 2015.

Putnam VT George Putnam Balanced Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds which produce both capital growth and current income. The fund invests mainly in a combination of bonds and common stocks (growth or value stocks or both) of large U.S. companies, with a greater focus on common stocks. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise. The fund buys bonds of governments and private companies that are mostly investment-grade in quality with intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed income investments.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments (including when-issued securities sold, if any) for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price (ask price for when-issued securities sold, if any) and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign

18 Putnam VT George Putnam Balanced Fund

securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a when-issued or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to manage exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

Putnam VT George Putnam Balanced Fund 19

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $75,995 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At December 31, 2014, the fund had a capital loss carryover of $68,674,658 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$34,901,245	N/A	$ 34,901,245	12/31/16

33,773,413	N/A	33,773,413	12/31/17

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $141,644,680, resulting in gross unrealized appreciation and depreciation of $13,935,812 and $4,518,485, respectively, or net unrealized appreciation of $9,417,327.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

20 Putnam VT George Putnam Balanced Fund

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 38.6% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.680%	of the first $5 billion,
0.630%	of the next $5 billion,
0.580%	of the next $10 billion,
0.530%	of the next $10 billion,
0.480%	of the next $50 billion,
0.460%	of the next $50 billion,
0.450%	of the next $100 billion and
0.445%	of any excess thereafter.

Putnam Management has contractually agreed, through April 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% (0.10% prior to January 1, 2015) of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$27,007
Class IB	26,080

Total	$53,087

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were not reduced under the expense offset arrangements and were reduced by $5,410 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $88, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$92,250

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA
commitments (Long-term)	$158,106,340	$169,448,810

U.S. government securities (Long-term)	12,449,825	9,886,116

When-issued securities	—	20,482

Total	$170,556,165	$179,355,408

Written option transactions during the reporting period are summarized as follows:

	Written option	Written option
	contract amounts	premiums

Written options outstanding at the
beginning of the reporting period	$12,519	$4,156

Options opened	3,099	527

Options exercised	—	—

Options expired	(12,519)	(4,156)

Options closed	(3,099)	(527)

Written options outstanding at the
end of the reporting period	$—	$—

Putnam VT George Putnam Balanced Fund 21

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Six months ended 6/30/15		Year ended 12/31/14		Six months ended 6/30/15		Year ended 12/31/14

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	60,197	$617,836	166,348	$1,588,578	68,142	$688,377	222,967	$2,132,125

Shares issued in connection with
reinvestment of distributions	147,517	1,500,248	157,821	1,466,154	122,856	1,246,985	136,539	1,265,716

	207,714	2,118,084	324,169	3,054,732	190,998	1,935,362	359,506	3,397,841

Shares repurchased	(547,414)	(5,595,515)	(1,577,313)	(15,146,464)	(734,266)	(7,482,522)	(1,867,537)	(17,884,540)

Net decrease	(339,700)	$(3,477,431)	(1,253,144)	$(12,091,732)	(543,268)	$(5,547,160)	(1,508,031)	$(14,486,699)

Note 5 — Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the beginning of				Fair value at the end of the
Name of affiliate	the reporting period	Purchase cost	Sale proceeds	Investment income	reporting period

Putnam Short Term Investment Fund*	$8,747,063	$21,738,672	$22,974,903	$4,595	$7,510,832

Total	$8,747,063	$21,738,672	$22,974,903	$4,595	$7,510,832

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$2,000

Written equity option contracts (contract amount) (Note 3)	$2,000

Futures contracts (number of contracts)	—*

Forward currency contracts (contract amount)	$5,200,000

OTC total return swap contracts (notional)	$300,000

*For the reporting period, there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange contracts	Receivables	$19,781	Payables	$82,781

Equity contracts	Receivables	31,682	Payables	—

Total		$51,463		$82,781

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for
as hedging instruments			Forward currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$418,790	$—	$418,790

Equity contracts	(17,089)	71,811	—	36,025	$90,747

Total	$(17,089)	$71,811	$418,790	$36,025	$509,537

22 Putnam VT George Putnam Balanced Fund

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as		Forward currency
hedging instruments under ASC 815	Options	contracts	Swaps	Total

Foreign exchange contracts	$—	(189,893)	$—	$(189,893)

Equity contracts	2,771	—	16,635	$19,406

Total	$ 2,771	$(189,893)	$16,635	$(170,487)

Putnam VT George Putnam Balanced Fund 23

Note 8 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

OTC Total return swap contracts*#	$—	$—	$—	$—	$—	$31,682	$—	$—	$—	$31,682

Forward currency contracts#	17,753	—	—	—	2,028	—	—	—	—	19,781

Total Assets	$17,753	$—	$—	$—	$2,028	$31,682	$—	$—	$—	$51,463

Liabilities:

OTC Total return swap contracts*#	—	—	—	—	—	—	—	—	—	—

Forward currency contracts#	—	8,571	20,598	21,231	—	6,786	20,013	591	4,991	82,781

Total Liabilities	$—	$8,571	$20,598	$21,231	$—	$6,786	$20,013	$591	$4,991	$82,781

Total Financial and Derivative Net Assets	$17,753	$(8,571)	$(20,598)	$(21,231)	$2,028	$24,896	$(20,013)	$(591)	$(4,991)	$(31,318)

Total collateral received (pledged)† ##	$—	$—	$—	$—	$—	$—	$—	$—	$—

Net amount	$17,753	$(8,571)	$(20,598)	$(21,231)	$2,028	$24,896	$(20,013)	$(591)	$(4,991)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

24 Putnam VT George Putnam Balanced Fund	Putnam VT George Putnam Balanced Fund 25

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2015, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2015, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 19, 2015 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2015. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to your fund and all but two of the other open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses

26 Putnam VT George Putnam Balanced Fund

exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2014 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2014 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2014 was a year of strong competitive performance for many of the Putnam funds, with generally strong results for the U.S. equity, money market and global asset allocation funds, but relatively mixed results for the international and global equity and fixed income funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were recognized by Barron’s as the sixth-best performing mutual fund complex for the five-year period ended December 31, 2014. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2014 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class IA share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper VP (Underlying Funds) — Balanced Funds) for the one-year, three-year and five-year periods ended December 31, 2014 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	Three-year period	Five-year period

1st	1st	1st

Putnam VT George Putnam Balanced Fund 27

For the one-year period ended December 31, 2014, your fund’s performance was in the top decile of its Lipper peer group. Over the one-year, three-year and five-year periods ended December 31, 2014, there were 138, 130 and 124 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

28 Putnam VT George Putnam Balanced Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Robert J. Darretta
Putnam Investments Limited		Katinka Domotorffy
57–59 St James’s Street	Custodian	John A. Hill
London, England SW1A 1LD	State Street Bank and Trust Company	Paul L. Joskow
Kenneth R. Leibler
Marketing Services	Legal Counsel	Robert E. Patterson
Putnam Retail Management	Ropes & Gray LLP	George Putnam, III
One Post Office Square		Robert L. Reynolds
Boston, MA 02109		W. Thomas Stephens

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT George Putnam Balanced Fund 29

This report has been prepared for the shareholders	H504
of Putnam VT George Putnam Balanced Fund.	VTSA021 295637 8/15

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 28, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 28, 2015